Income taxes - Deferred income tax assets and liabilities (Details - CNY (¥) ¥ in Thousands	Mar. 31, 2020	Mar. 31, 2019
Deferred tax assets:
Net operating loss carry-forward	¥ 37,530	¥ 28,473
Write-off of inventory	24,413	26,470
Provision for allowance of doubtful accounts	819	202
Advertising fees	1,562	1,522
Other deductible expenses	339	2,795
Total deferred tax assets	64,663	59,462
Valuation allowance on deferred tax assets	¥ (64,663)	¥ (59,462)